UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE BANK OF NEW YORK MELLON CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
THE BANK OF NEW YORK MELLON CORPORATION 2022 Annual Meeting Vote by April 11, 2022 11:59 PM ET

THE BANK OF NEW YORK MELLON CORPORATION 240 GREENWICH STREET NEW YORK, NY 10286 ATTN: JAMES J. KILLERLANE III

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You invested in THE BANK OF NEW YORK MELLON CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 12, 2022.

 Get informed before you vote

View the Proxy Statement and the 2021 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting such materials prior to March 29, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 Stockholder Meeting Registration

To attend and vote at the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Linda Z. Cook	For

1b.	Joseph J. Echevarria	For

1c.	Thomas P. “Todd” Gibbons	For

1d.	M. Amy Gilliland	For

1e.	Jeffrey A. Goldstein	For

1f.	K. Guru Gowrappan	For

1g.	Ralph Izzo	For

1h.	Sandra E. “Sandie” O’Connor	For

1i.	Elizabeth E. Robinson	For

1j.	Frederick O. Terrell	For

1k.	Alfred W. “Al” Zollar	For

2.	Advisory resolution to approve the 2021 compensation of our named executive officers.	For

3.	Ratification of KPMG LLP as our independent auditor for 2022.	For

4.	Stockholder proposal regarding stockholder requests to call a special meeting.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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